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                                                                    Exhibit 10.E



                      FEDERAL HOME LOAN BANK OF CINCINNATI

                         Blanket Agreement for Advances
                                       and
                               Security Agreement

                                                        Cincinnati, Ohio
                                                        July 22, 1996

         GREAT LAKES BANK whose principal place of business is located at 7001 Center Street, Mentor, Ohio 44060 (hereinafter called the "Borrower"), in consideration of advances (as further defined in Section 2 below) or other financial accommodations heretofore or at anytime hereafter made or granted by the FEDERAL HOME LOAN BANK OF CINCINNATI (hereinafter called the "Bank"), hereby grants to the Bank a security interest in all of the Borrower's assets or rights to the extent listed and defined in Section 2 below and hereunder, and all proceeds thereof, to secure the payment of all such advances and all other indebtedness and liabilities of the Borrower to the Bank, now existing or hereafter arising, plus interest thereon and all costs of collection and legal expenses incurred by the Bank in collecting and/or enforcing any of such liabilities or realizing on the security given hereby (hereinafter collectively called the "Obligations").

         1. APPLICATION AND AUTHORITY FOR ADVANCES; REPAYMENT; INTEREST AFTER MATURITY. Pursuant to the Federal Home Loan Bank Act of 1932, as amended, and all relevant rules and regulations in effect thereunder (hereinafter collectively the "Act"), the Bank makes available loans to its members and certain qualified non-member mortgagees (hereinafter referred to as "advances"). The procedures and the form of application for such advances shall be as specified within the "Advance Programs" in effect from time to time as adopted by the Board of Directors of the Bank as part of its "Credit Policy". The Bank shall give the Borrower thirty (30) days written notice prior to the effective date of a change in the Advance Programs or other provisions of the Credit Policy. The Borrower shall furnish to the Bank a certified copy of a resolution of the Borrower's Board of Directors (or other governing body) specifying certain of the Borrower's officers or other employees who are authorized to apply for, amend and renew such advances from the Bank. Generally, all applications for advances shall be made by such specified persons in writing, except that applications may be made by facsimile on the conditions set out in the Credit Policy only if applications for advances by facsimile are then permitted by the Credit Policy. However, unless the Bank shall be otherwise notified by the Borrower in writing, the Bank may honor any form of request, including an oral request, for disbursements of previously-approved applications for advances. The Bank's records of such advances to the Borrower shall be rebuttable evidence of such advance and of the Borrower's agreement to repay same in accord with the Advance Programs. Further, notwithstanding the particular repayment schedule or interest rates specified in the Advance Programs, or within the notice of approval from the Bank as to any such advance, interest shall be assessed against past-due principal and/or interest (whether past due because of maturity, acceleration or otherwise), or, at the Bank's option upon any event of default occurring and continuing hereunder, at a rate as outlined in the Credit Policy.

         2. SECURED PROPERTY LISTING AND DEFINITION. The following collateral shall be included in the Bank's security interest (as noted in the box by each category) and all of such items, together with all shares of the Bank owned by Borrower and such other collateral as may from time to time be specified in separate agreements between the Bank and the Borrower, or which are pledged to the Bank or in which the Bank takes a security interest, if any, shall hereinafter collectively be called the "secured property":

                  (a) [X] Obligations of the United States of America, or obligations fully guaranteed by the United States of America, or other securities approved by the Bank and delivered to the Bank's possession, and all replacements therefor and proceeds thereof (hereinafter called "Securities Collateral");

                  (b) [ ] Specific one to four family residential mortgages and/or one to four family residential deeds of trust in favor of the Borrower as mortgagee, and the notes or other instruments evidencing the indebtedness secured thereby, and complying with the requirements of the Act and all replacements therefor and proceeds thereof (hereinafter sometimes called "Specific Mortgage Collateral");

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                  (c) [X] Specific multi-family residential mortgages and/or multi-family residential deeds of trust in favor of the Borrower as mortgagee, and the notes or other instruments evidencing the indebtedness secured thereby, and complying with the requirements of the Act and all replacements therefor and proceeds thereof (hereinafter also sometimes called "Specific Mortgage Collateral");

                  (d) [X] 100% of the Borrower's mortgage portfolio (i.e., each and every one to four family residential mortgage or one to four family residential deed of trust in favor of the Borrower as mortgagee, and the notes or other instruments evidencing indebtedness secured thereby, complying with the requirements of the Act and meeting the requirements of Section 5(b) below) and all replacements therefor and proceeds thereof (hereinafter sometimes called "Blanket Mortgage Collateral").

         3. EVIDENCE OF THE SECURED PROPERTY; MAINTENANCE OF COLLATERAL LEVEL. The Borrower agrees to deliver to the Bank such evidence of eligibility to borrow hereunder, its interest in the secured property and of availability of same for use as collateral pursuant hereto, in accordance with the Credit Policy and as the Bank may in good faith request. The Borrower agrees that all secured property shall be subject to audit and verification by or on behalf of the Bank at the sole expense of the Borrower. The Borrower will at all times maintain, as minimum secured property hereunder, secured property having an aggregate collateral value acceptable to the bank, which shall make such determination in good faith and in conformity with the requirements of Section 5(b) below, and if the Borrower fails to do so (a) the Borrower will, within three (3) days of receipt of written notification from the Bank, reduce its unpaid advances or other Obligations as requested in writing by the Bank or (b) the Borrower, upon the written request of the Bank, will immediately deposit additional collateral or agree to additional security interests satisfactory to the Bank.

         4. SECURITIES COLLATERAL. If Item 2(a) above is included in the secured property, the Securities Collateral (or custodial receipts for same acceptable to the Bank) shall be deposited with the Bank in aggregate principal amounts as required by the Bank. The Bank, upon the occurrence and during the continuation of an event of default (should the Bank have not already accelerated the Obligations), may retain any interest or principal payments collected by it as to such Securities Collateral and apply same against interest or principal of the Obligations.

         5. MORTGAGE COLLATERAL. The Borrower acknowledges that the Bank is permitting it to retain in its possession all Specific and Blanket Mortgage Collateral (together or separately the "Mortgage Collateral") for purposes of servicing, collection and foreclosure, and the Borrower acknowledges that the Borrower will hold such Mortgage Collateral, and all proceeds and payments therefrom in trust as the Bank's security and for the benefit and subject to the direction and control of the Bank, and upon the following additional terms and conditions:

                  (a) At the Bank's request and sole option, the Borrower shall deliver to the Bank an Assignment of each item of Mortgage Collateral in the Bank's form for the same. Further, at the Bank's request and sole option, the Borrower will physically deliver to the Bank all documentation as to Specific Mortgage Collateral and/or Blanket Mortgage Collateral and/or endorse in favor of the Bank all or any portion of same. Except as authorized by the Bank, the Borrower shall not withdraw any Specific Mortgage Collateral prior to its payment in full of all Obligations. The Borrower shall promptly notify the Bank in writing (i) whenever the principal payments in excess of ten percent (10%) of the remaining unpaid balance are made by Borrower's customers on any item of Specific Mortgage Collateral, (ii) whenever any item of Specific Mortgage Collateral is paid off in full by Borrower's customers or involved in any foreclosure action, and/or (iii) whenever any building on property serving as Specific Mortgage Collateral is damaged by casualty or otherwise in excess of twenty-five percent (25%) of its appraised value (if the Borrower does not reasonably believe that such building can be promptly repaired). Such written notice shall not initially be required where a Borrower's entire mortgage loan portfolio provides collateral for the Obligations (i.e., if Section 2(d) above has been utilized by the Borrower).

                  (b) The aggregate principal balances due under Securities Collateral and/or Mortgage Collateral shall be maintained at all times by the Borrower in an amount not less than that percentage of outstanding advances required by the Credit Policy.

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                  (c) Upon written direction from the Bank, the Borrower will deposit all collections from Mortgage Collateral in a separate bank account designated as required by the Bank as a source of which to withdraw interest and principal payments on the Obligations.

                  (d) Unless and until otherwise directed in writing by the Bank after the occurrence of an event of default and only during the continuation of such event of default (should the Bank have not accelerated the maturity of the Obligation involved), the Borrower shall have the right to make and retain all collections from time to time coming due on Mortgage Collateral, to execute and deliver satisfactions of or releases of such Mortgage Collateral paid in full, and to take all necessary legal action to enforce collection of delinquent payments, including foreclosure, without disclosing this security arrangement and trust, and to use all collections so made by the Borrower in its ordinary course of business.

                  (e)(i) The Borrower agrees to keep and maintain such Mortgage Collateral free and clear of pledges, liens and encumbrances of others, except as provided herein. The Borrower shall promptly give the Bank specific and detailed written notice of any security interest or participation in such Blanket Mortgage Collateral of third party lenders or others. Such security interest or participation of third party lenders shall be deemed approved by the Bank if it does not reply in writing to such notice within thirty (30) days of same.

                     (ii) Whenever it is commercially reasonable, the Borrower shall obtain the Bank's written approval prior to the actual sale or transfer of such Mortgage Collateral. However, in case of pledge of a Borrower's entire mortgage loan collateral portfolio (i.e., notation by the Borrower of Section 2(d) above), and if the Bank has not yet demanded or acquired physical possession of documentation related to such Mortgage Collateral, and when it is not commercially reasonable to obtain a release of such Mortgage Collateral prior to the sale or transfer of mortgages, then the Borrower is not required to comply with this subsection 5(e)(ii) of the Agreement, provided, the Borrower submits to the Bank within ten (10) business days after the contractual sale or transfer date, or any earlier sale or transfer date, a properly executed original Notice and Release Request in which the Borrower warrants to the Bank that a mortgage portfolio equal in book value to at least that percentage of outstanding advances required by the Credit Policy still remains unsold and not participated in or encumbered by others.

                  (f) The buildings located on each mortgage property constituting Mortgage Collateral shall be covered by all risk hazard insurance and by insurance against all other risks customary and generally required by residential or multi-family (as the case may be) mortgage lenders in the area in which the mortgaged property is located in an amount not less than the unpaid balance due the Borrower by its customer on each such item of Mortgage Collateral. The Borrower will cause such insurance policies to include the Borrower and its "successors and assigns" as loss payee under a standard mortgage endorsement to evidence the Bank's mortgagee/assignee interest therein and, if the Bank so requires, to give the Bank ten (10) days prior notice of any policy cancellation. At the Bank's demand, the Borrower will physically deliver to the Bank any such insurance policies. The Bank may cause any such property to be insured if the Borrower fails to do so, and any such expense shall be an additional Obligation hereunder.

         6. WARRANTIES AND FURTHER COVENANTS. (a) The Borrower represents and warrants that: (1) that the Borrower is the true and lawful owner of all the secured property free and clear of all claims, liens, encumbrances, rights of set-off, mortgages and security interests of any nature whatsoever (except this security interest and as may be further specified below); and (2) in the case of Blanket Mortgage Collateral, percentage participation by or security interests of third parties shall be limited to those who have consented in writing to the Bank's security interest hereunder.

                  (b) Borrower hereby represents and warrants the existence of all necessary power to enter into and execute this Agreement and that this Agreement is not in violation of its Articles, Charter, Regulations or By-Laws, or of any federal, state or local laws or administrative or judicial rulings.

                  (c) Borrower is either a member of the Bank or a qualified and eligible nonmember mortgagee with full powers to borrow hereunder.

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                  (d) Except as permitted under Section 5(e) above, the Borrower shall not (i) sell, offer to sell or otherwise transfer the secured property, nor pledge, mortgage or create, or suffer to exist a security interest claim, lien, encumbrance, right of set-off or security interest of any kind whatsoever in the secured property or the proceeds or products thereof in favor of any person other than the Bank without prior written consent of the Bank, or (ii) transfer physical possession of notes and mortgages constituting Mortgage Collateral hereunder to any third party without the prior written consent of the Bank.

                  (e) Borrower agrees to execute and deliver financing statements under the Uniform Commercial Code, and statements or amendments thereof or supplements thereto, recordable Assignments of Mortgage Collateral, and such other instruments as the Bank may from time to time require in order to evidence, perfect, secure, preserve, protect and enforce the security interest hereby granted. The Bank is hereby irrevocably appointed as Attorney-In-Fact for the Borrower in all matters pertaining to all such perfection, preservation, protection and enforcement.

                  (f) Borrower represents and warrants that to the best of its knowledge the secured property is free from any and all environmental hazards. Borrower shall indemnify Bank, hold Bank harmless, and, at the option of Bank, defend Bank with counsel satisfactory to Bank, from all liabilities, costs, damages, claims or expenses (including attorneys' fees and environmental consultant's fees), suffered, paid or incurred by Bank resulting from or arising out of any requirement under any applicable federal, state or local law, statute, regulation, order, or decree requiring that any release of a hazardous material, solid waste, pollutant or contaminant at any of the secured property be remedied, cleaned up or lawfully disposed of.

         7. EVENTS OF DEFAULT: ACCELERATION. Any one or more of the following shall constitute events of default hereunder: (a) default by Borrower in the payment or performance, when due or payable, of any of the Obligations; (b) the making by the Borrower of any misrepresentation to the Bank hereunder, or otherwise for the purpose of obtaining loan advances or an extension of same;
(c) failure of the Borrower after request by the Bank to furnish promptly financial information or to permit promptly the inspection of books or records;
(d) failure of Borrower to perform or observe any of the provisions of this Agreement or of any other instrument pertaining to the Obligations or secured property (subject to a ten (10) day cure period after written notice from the Bank is received by the Borrower); (e) issuance of an injunction or attachment against property of the Borrower which the Bank in good faith considers materially adverse to such Borrower's financial condition; (f) appointment of a receiver or liquidator of any part of the property of the Borrower, or if the management of Borrower is assumed by any supervisory authority; (g) the commencement by or against the Borrower of any proceeding under any bankruptcy, arrangement, reorganization, insolvency or similar law for the relief of debtors; (h) termination for any reason of Borrower's membership in the Bank or its status as a nonmember mortgagee and/or state housing finance agency eligible for advances hereunder; (i) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower, as in the good faith opinion of the Bank impairs the Bank's security or increases its risk; or (j) if the Bank in good faith deems itself insecure. Upon occurrence of any of the events of default and failure by the Borrower to cure within the applicable cure period, if any, any or all of the Obligations shall, at the option of the Bank and notwithstanding any time or credit allowed by any instrument evidencing or document relating to the Obligations, be immediately due and payable without notice or demand (except for the events of default noted in Subsections (i) and (j) above, for which the Bank must give written notice to the Borrower). The Bank may then exercise any one or more of the rights and remedies granted pursuant to this Agreement and/or the Credit Policy and also exercise any or all of the rights and remedies afforded to a secured party under the Uniform Commercial Code as enacted in Ohio or the Borrower's state of operation or to the Bank under the Act. Upon repossession or recovery of the secured property by the Bank, it may, after reasonable written notification to the Borrower, sell the secured property at public or private sale, at which sale the Bank may become the purchaser. Pending any such action, the Bank may liquidate the secured property and/or continue to use and exercise rights of ownership pertaining to the secured property. Borrower does hereby make, constitute and appoint Bank as its true and lawful attorney-in-fact to deal with the secured property and, in the Borrower's name and stead to sell, assign, collect, compromise, settle and release of record any portion of the secured property as fully as Borrower could do if acting for itself. The Borrower hereby agrees to be liable to the Bank for any deficiency that may result upon such liquidation and sale of the secured property and waives all claims for damages by reason of any seizure, repossession, retention, use or sale of said secured property. The requirement of reasonable notice, if necessary,

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shall be met if such notice is mailed, postage prepaid, to the first of the places of business of the Borrower shown in this Agreement at least ten (10) days before the time of sale or other disposition. While exercising its rights as a secured party hereunder, including use and receipt of benefits from the secured property, and provided the Bank's actions are commercially reasonable under the circumstances or do not constitute negligence or willful misconduct, the Bank shall not be liable in any fashion to the Borrower or third party (including without limitation Borrower's customers) for any damages arising from such use, or any obligations, duties or liabilities of the Borrower in connection therewith (including without limitation Borrower's contracts, agreements, guarantees, commitments or warranties).

         8. WAIVERS: CONTINUED LIABILITY. The Bank shall not be deemed to have waived any of its rights in this Agreement or to the secured property unless such waiver is in writing and signed by the Bank and such waiver shall not operate as a waiver of any other default or of the same default on a subsequent occasion. No renewal or extension of time of payment of the Obligations at any rate of interest, no release, surrender, exchange or modification of the secured property, no release of any person primarily or secondarily liable on the Obligations (including any maker, endorser, guarantor or surety), no delay in enforcement of payment of the Obligations and no delay, omission or forbearance in exercising any right or power with respect to the Obligations, the secured property, or this Agreement shall affect the liability of the Borrower to the Bank.

         9. DURATION. The term of this Agreement shall commence with the date hereof and end on the termination date, which is the date when the Borrower has paid in full all of the Obligations secured hereby, and either: (i) the Bank gives written notice to the Borrower that no further loans are to be made hereunder, or (ii) the Borrower gives written notice to the Bank that it does not intend to apply for further advances hereunder. Until such termination, this Agreement shall be a continuing one, and after such termination any liabilities hereunder of the Borrower to the Bank not satisfied prior to such termination shall survive and remain in full force and effect until satisfied.

         10. ATTORNEY-IN-FACT. Borrower hereby appoints the Bank its irrevocable attorney-in-fact, with full power of substitution, in its name or otherwise, but at the Borrower's sole cost and expense (i) to transfer any shares of stock or Securities Collateral hereby or otherwise secured to Bank into the name of the Bank or its designee or assignee, (ii) to endorse on behalf of the Borrower any promissory notes or other instruments delivered by the Borrower to the Bank,
(iii) to execute and/or record such documents and instruments as the Bank, in its sole judgment, deems necessary or appropriate to further evidence or perfect or affect a transfer of the security interest granted to the Bank herein or otherwise, and (iv) to record this Agreement as a power of attorney where the Bank deems appropriate.

         11. NOTICE. (a) Any written notice, approval, or direction provided for in this Agreement to be given by the Bank to the Borrower shall include and be satisfied by notice given to the Borrower by: (i) hand delivery, regular first class mail, or any other form of physical delivery, or (ii) facsimile, whether or not receipt of such facsimile is confirmed with the Borrower or a follow-up hard copy is mailed or otherwise physically delivered to the Borrower, and (b) any written notice provided for in this Agreement to be given by the Borrower to the Bank shall only include and be satisfied by notice given to the Bank by: (i) registered or certified mail (postage prepaid, return receipt requested) or some other form of delivery whereby receipt is confirmed, or (ii) facsimile, but only if receipt by the Bank is confirmed by the Borrower and a follow-up hard copy is delivered to the Bank by the means specified in subsection (b)(i) of this
Section 11.

         12. GENERAL. All rights and liabilities hereunder shall be governed and limited by and construed in accordance with the Act and the laws of the State of Ohio (matters related to eligibility for advances and the rate of interest assessed by the Bank on advances or other Obligations shall be governed solely by the Act). This Agreement shall inure to the benefit and bind the Bank and the Borrower and their respective successors and assigns. Any provision hereof which may prove limited or unenforceable under any laws or judicial rulings shall not affect the validity or enforcement of the remainder of the provision or of any other provision.



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FEDERAL HOME LOAN                       Borrower:
        OF CINCINNATI

                                        GREAT LAKES BANK
By  /s/ Vice President
    ------------------------------
    its Vice President                  By /s/ Richard T. Flenner, Jr.
                                           ------------------------------------
                                          Richard T. Flenner, Jr., President
By  /s/ Assistant Vice President
    ------------------------------
    its Assistant Vice President        And /s/ Andrew L. Meinhold
                                           ------------------------------------
                                          Andrew L. Meinhold, Senior Vice
                                          President
         July 24, 1996




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                      FEDERAL HOME LOAN BANK OF CINCINNATI
                                  P.O. BOX 598
                                CINCINNATI, OHIO

                             RESOLUTION FOR ADVANCES

"RESOLVED, that any two (2) of the following persons who are duly qualified officers or other employee of the borrower:

   RICHARD T. FLENNER                     /s/ Richard T. Flenner, Jr.
---------------------------------------------------------------------------
               (Name)                                           (Signature)

   ANDREW L. MEINHOLD                     /s/ Andrew L. Meinhold
---------------------------------------------------------------------------
               (Name)                                           (Signature)

   CHERYL JEAN MIHITSCH                   /s/ Cheryl Jean Mihitsch
---------------------------------------------------------------------------
               (Name)                                           (Signature)

be and they hereby are authorized to borrow from time to time under an Agreement for Advances with the Federal Home Loan Bank of Cincinnati such sum or sums, as any two (2) may determine, on its usual forms for loans or advances, and to execute an application for the advances obtained from time to time and to make and execute such other agreements and do all things necessary as may be required, provided only, that the advances from said Bank shall at no time exceed in aggregate unpaid principal the maximum permitted to this borrower by the Federal Home Loan Bank Act, or any other Act or regulation applicable to this borrower. This authorization shall be construed as effective until receipt by said Bank of written notice of its amendment or revocation."

I, ANDREW L. MEINHOLD, hereby certify that I am the duly elected, qualified and acting secretary of GREAT LAKES BANK, MENTOR, OHIO and that the above and foregoing Resolution was duly adopted by the Board of Directors of said Borrower at a regular meeting or duly called special meeting held on the 16 day of JULY, 1996, at which a quorum was present, and that the said Resolution was adopted in accordance with statutory and charter requirements and is duly recorded in the minutes of said meeting.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the borrower this 16 day of JULY, 1996.

                                                 /s/ Andrew L. Meinhold
                                             -----------------------------------
                                                        (Secretary)

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STATE OF OHIO     )
                  )  SS:
COUNTY OF LAKE    )


         On this July 22, 1996, before me appeared Richard T. Flenner, Jr., to me personally known, who being by me duly sworn, did say that he or she is President of the above-named Borrower, a corporation; that the seal affixed to the foregoing instrument is the corporate seal of said corporation; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said President acknowledged said instrument to be the free act and deed of said corporation and his or her free act and deed as such officer, for the uses and purposes in said instrument mentioned.

                                                  /s/ Debra A. Noble
                                                  ------------------------------
                                                  Notary Public, Debra A. Noble
                                                  Lake County, State of Ohio


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